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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             DAUGHERTY RESOURCES
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509


To Our Shareholders:

         You are cordially invited to attend the 1999 Annual General Meeting of the Shareholders of Daugherty Resources, Inc. (the "Meeting") to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 30,1999 at 10:00 a.m., Vancouver, British Columbia time.

         In addition to fixing the number of directors of the Company for the coming year, electing directors to serve for the coming year and ratifying the appointment of independent public accountants for the Company for the fiscal year ending December 31, 1999, your approval is requested for the matters described below which the Board of Directors of the Company is proposing to the shareholders at the Meeting. These transactions will mark significant events in the Company's plans for continued growth and diversification.

         Asset Acquisition. On January 26, 1999, the Company and Daugherty Petroleum, Inc., the Company's wholly-owned subsidiary, entered into an Agreement for Purchase and Sale with a group of partnerships led by Environmental Energy, Inc. Under the terms of the agreement, Daugherty Petroleum, Inc. will purchase a significant number of producing and non-producing oil and gas leaseholds, including related pipelines, equipment and other interests, located in Kentucky, Tennessee, and Louisiana. As consideration for the assets, the Company will issue to the sellers an equity package consisting of the Company's Limited Series Non-Cumulative, Non-Voting Preferred Stock and warrants to purchase the Company's Common Stock at various exercise prices.

         The assets to be acquired by Daugherty Petroleum, Inc. pursuant to the Agreement for Purchase and Sale are expected to enhance the Company's current portfolio of proved oil and gas producing wells and serve to bolster its inventory of properties held for future development. Management believes that the decision to enter into the Agreement for Purchase and Sale is consistent with the Company's strategy of balancing developmental drilling efforts with strategic acquisitions of proved properties.

         In connection with the approval of the Agreement for Purchase and Sale, the shareholders will be asked to approve an amendment to the Memorandum and Articles of the Company that modifies the designation of the rights and characteristics of the existing Preferred Stock to be consistent with the description of the Limited Series NonCumulative, Non-Voting Preferred Stock to be issued pursuant to the Agreement for Purchase and Sale.

         Convertible Note Financing. Management is also seeking shareholder approval for a proposed issuance of the Company's 10% Convertible Secured Notes ("Convertible Notes"). The Convertible Notes will be offered to a limited number of investors in a private offering to be conducted in reliance on Regulation D of the Securities Act of 1933, as amended. The Company plans to raise a maximum of $3,500,000 to fund present and future drilling, recovery and acquisition activities. In particular, the Company is seeking to use a majority of the proceeds generated to finance its ongoing natural gas drilling operations in the Appalachian Basin.

         Increasing the Authorized Capital Stock. Finally, management is proposing an amendment to the Memorandum and Articles of the Company to effect an increase of the Company's authorized capital stock (the "Capital Stock Amendment"). The increase would result in an authorized capital stock of 105,000,000 shares, comprised of 100,000,000 shares of the Common Stock and 5,000,000 shares of the Preferred Stock. While authorization of the additional shares is not required for the Company to engage in either the Agreement for Purchase and Sale or the Convertible Note financing, and management is not presently negotiating any transactions that would involve the issuance of the additional shares to be authorized, management believes that increasing the capital stock of the Company would offer the Company the opportunity to act in the event future equity financings or other transactional opportunities are presented to the Company.

         For the reasons set forth in the enclosed Proxy Statement, your Board of Directors unanimously believes that the transactions involving the Agreement for Purchase and Sale, the Convertible Note Financing and the Capital Stock Amendment are in the best interests of the Company and all of its shareholders. Therefore, we strongly urge you to vote FOR approval of the Agreement for Purchase and Sale, the Convertible Note Financing and the Capital Stock Amendment.

         The Proxy Statement provides a detailed description of the Agreement for Purchase and Sale, the Convertible Note financing, the Capital Stock Amendment and other information to assist you in considering the matters to be voted on at the Meeting. We encourage you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

         Whether or not you plan to attend the Meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the Meeting, even if you send in your proxy.

         We appreciate your continued interest in Daugherty Resources, Inc.

                                          Very truly yours,

                                         /s/ William S. Daugherty

                                         William S. Daugherty,
                                         Chairman of the Board and President,
                                         On Behalf of the Board of Directors

Lexington, Kentucky
May 25, 1999

                            DAUGHERTY RESOURCES, INC.


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 1999


         The 1999 Annual General Meeting of Shareholders (the "Meeting") of Daugherty Resources, Inc., a British Columbia corporation (the "Company"), will be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 30, 1999, at the hour of 10:00 a.m. (local time), for the following purposes:

         1. To receive and consider the audited financial statements of the Company for the fiscal year ended December 31, 1998, together with the auditors' report thereon.

         2. To receive and consider the report of the directors of the Company.

         3. To fix the number of directors for the ensuing year.

         4. To elect directors for the ensuing year.

         5. To consider the ratification of the appointment of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as independent public accountants of the Company for the fiscal year ending December 31, 1999.

         6. To consider the approval of the Agreement for Purchase and Sale by and between the Company and Daugherty Petroleum, Inc. and several parties relating to the acquisition of certain oil and gas leaseholds and related property.

         7. To consider the approval of a special resolution authorizing and approving an amendment to the Memorandum and Articles of the Company that will modify the existing designation of the Preferred Stock to be consistent with the rights, powers, preferences and other characteristics of the Preferred Stock described in the Agreement of Purchase and Sale and to be issued in connection with that transaction (the "Designation Amend ment"). A copy of the Designation Amendment is attached to the Proxy Statement accompanying this Notice.

         8. To consider the approval of the issuance of the Company's 10% Convertible Secured Notes.

         9. To consider the approval of a special resolution authorizing and approving an amendment to the Memorandum and Articles of the Company that will effect an increase in the number of authorized shares of the Common Stock of the Company to 100,000,000, without par value, and an increase in the number of authorized shares of the Preferred Stock to 5,000,000, without par value (the "Capital Stock Amendment"). A copy of the Capital Stock Amendment is attached to the Proxy Statement accompanying this Notice.

         10. To consider amendments to or variations of any matter identified in this Notice.

         11. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders registered as holders of the Company's common shares (the "Common Stock") who are deemed to hold such shares as of the close of business on May 21, 1999 (the "Record Date") are entitled to Notice of the Meeting. A list of the shareholders will be available for inspection for at least 10 days prior to the Meeting during normal business hours at the offices of the Company.

         Shareholders are cordially invited to attend the Meeting in person. Those who do not plan to attend and who wish their shares to be voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

         Only holders of the Common Stock are entitled to vote on all matters to be considered at the Meeting. If any shareholder transfers his shares after the Record Date and the transferee, at least 48 hours prior to the Meeting, produces properly endorsed share certificates to the Secretary or transfer agent of the Company, or otherwise establishes ownership of the shares, the transferee may vote those shares. The transfer register will not be closed at any time prior to the Meeting.

         The Board of Directors has by resolution fixed the close of business on the second business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) and any adjournments thereof as the time before which proxies to be used or acted upon at the Meeting or any adjournments thereof shall be deposited with the Company or its transfer agent.

         Shareholders, whether or not able to attend the Meeting in person, are requested to date and sign the enclosed form of proxy and to return it to the Company's Transfer Agent, Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia V6C 3B8, by not later than 10:00 a.m. (Vancouver, British Columbia time) on June 30, 1999.

FOR FULL INFORMATION, THIS NOTICE MUST BE READ IN CONJUNCTION WITH THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

                                    By Order of the Board of Directors,

                                    /s/ William S. Daugherty

                                    William S. Daugherty,
                                    Chairman of the Board and President

Lexington, Kentucky
May 25, 1999


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Daugherty Resources, Inc., a British Columbia corporation (the "Company"), for the 1999 Annual General Meeting of Shareholders (the "Meeting") in order to:

         - Fix the number of directors to serve for the coming year at three,

         - Elect the candidates nominated by the Board of Directors to serve as directors for the coming year,

         - Ratify the appointment of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as independent public accountants of the Company for the fiscal year ending December 31, 1999,

         -        Approve the Agreement for Purchase and Sale,

         - Approve an amendment to the Memorandum and Articles of the Company that will modify the existing designation of the Preferred Stock to be consistent with the rights, powers, preferences and other characteristics of the Preferred Stock described in the Agreement of Purchase and Sale (the "Designation Amend ment"),

         -        Approve the issuance of the Company's 10% Convertible Secured
                  Notes,

         - Approve an amendment to the Memorandum and Articles of the Company that will effect an increase in the number of authorized shares of the Common Stock of the Company to 100,000,000 and an increase in the number of authorized shares of the Preferred Stock to 5,000,000 (the "Capital Stock Amendment"), and

         - Transact such other business as may properly come before the Meeting.

         The Annual Report of the Company on Form 10-KSB, including financial statements for the year ended December 31, 1998, and the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 1999 are enclosed with this Proxy Statement.

         This Proxy Statement and the enclosed proxy card were first sent or given to shareholders on or about May 31, 1999. All associated costs relating to this proxy solicitation will be borne by the Company. Advance notice of the Meeting was published in the Vancouver Province in Vancouver, British Columbia on May 14, 1999. In addition to solicitation by mail, certain of the directors, officers and employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by the Company for postage and clerical expenses.

         Shares represented by properly executed proxies will be voted as specified. IF NO SPECIFICATIONS HAVE BEEN GIVEN IN PROXIES WHICH ARE RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE, FOR THE ELECTION OF THE NOMINEES LISTED HEREIN AS DIRECTORS FOR THE ENSUING YEAR, FOR THE RATIFICATION OF KRAFT, ROTHMAN, BERGER, GRILL, SCHWARTZ & COHEN AS INDEPEND ENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999, FOR THE APPROVAL OF THE AGREEMENT FOR PURCHASE AND SALE, FOR THE APPROVAL OF THE DESIGNATION AMENDMENT, FOR THE APPROVAL OF THE ISSUANCE OF THE COMPANY'S 10% CONVERTIBLE SECURED NOTES, FOR THE APPROVAL OF THE CAPITAL STOCK AMENDMENT AND IN

THE DISCRETION OF THE PERSONS NAMED IN THE PROXY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. At the time of the printing of this Proxy Statement, management knows of no such other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matters which are not now known to management should properly come before the Meeting or any adjournments thereof, the proxies will be voted on such matters in accordance with the best judgment of the proxies named therein.

         A form of proxy will not be valid unless it is completed and delivered to Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia V6C 3B8, Canada, not less than 48 hours (excluding Saturdays and holidays) before the Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

         This solicitation of proxies is being made on behalf of the Board of Directors of the Company. The individuals named in the accompanying form of proxy are the President and a director of the Company. A shareholder wishing to appoint some other person (who needs not be a shareholder of the Company) to represent him at the Meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

         Proxies may be revoked at any time before the commencement of the Meeting by delivering to the Chairman of the Meeting a written revocation or a duly executed proxy bearing a later date. The principal executive office and mailing address of the Company is 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at the Company's principal executive office.

VOTING OF SECURITIES

         Shareholders of record at the close of business on May 21, 1999 (the "Record Date") are entitled to notice of the Meeting. As of the Record Date, 2,183,783 shares of the Common Stock were issued and outstanding, fully paid and non-assessable. Each share of the Common Stock is entitled to one vote. No other voting stock of the Company is issued and outstanding. The quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, shareholders holding not less than one-tenth of the outstanding shares of the Common Stock. If sufficient shares are not represented in person or by proxy at the Meeting to constitute a quorum, the Meeting may be postponed or adjourned in order to permit further solicitations of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Meeting in the manner set forth above.

         Under the Corporation Act of British Columbia (the "BCCA"),

         - The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors (Item 2). There will be no cumulative voting in the election of directors.

         - A simple majority of the votes cast at the Meeting is required to approve the fixing of the number of directors for the ensuing year at three (Item 1), the ratification of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as independent public accountants for the fiscal year ending December 31,1999 (Item
                  3), the approval of the Agreement for Purchase and Sale (Item
                  4), and the approval of the issuance of the Company's 10% Convertible Secured Notes (Item 6).

         - Approval of the amendments to the Memorandum and Articles of the Company effecting (1) a modification to the designation of the rights and characteristics of the Preferred Stock (Item 5) and (2) an increase in the number of authorized shares of the capital stock (Item 7) require an affirmative vote of two-thirds of the votes cast at the Meeting.

         Under British Columbia law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect.

                ITEM 1: DETERMINATION OF THE NUMBER OF DIRECTORS

         Management proposes to fix the number of directors of the Company at three for the ensuing year.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to fix the number of directors of the Company at three for the ensuing year.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE.

                          ITEM 2: ELECTION OF DIRECTORS

         The Board of Directors is currently composed of three members. It is intended that the number of directors will be three for the ensuing year.

TERM OF OFFICE

         The term of office of each of the current directors expires at the Meeting. The persons named below will be nominated for election at the Meeting by the Board of Directors. Each director elected will hold office until the next annual general meeting of the shareholders of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Memorandum and Articles of the Company or the provisions of the BCCA.

NOMINEES

         The following persons will be nominated at the Meeting for the available positions on the Board of Directors of the Company:

         - William S. Daugherty, age 44, has been a director since September 1993. Mr. Daugherty has served as President and Chief Operating Officer of the Company since September 1993 when he acquired 1,250,000 shares of the Common Shares in exchange for all of his common stock in Daugherty Petroleum, Inc. Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of the Company.

         -        James K. Klyman, age 44, has been a director since May 1992.
                  For the past seven years, Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

         - Charles L. Cotterell, age 74, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co. Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Equipment Co., Ltd., and is the past President of Smith Press Automation Co., Ltd.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         During fiscal year 1998, the Board of Directors held three meetings and approved actions on three separate occasions by unanimous consent without formal meetings. The Board of Directors has established an Audit Committee and Nominating Committee to oversee specific matters affecting the Company.

         COMMITTEES. The Company does not have an Executive Committee. The Company is required to have an Audit Committee of which the current members are William S. Daugherty, James K. Klyman and Charles L. Cotterell. The Audit Committee held one meeting during fiscal 1998. The Audit Committee meets with the Company's independent accountants to review the Company's accounting policies, internal controls and other accounting and auditing matters; makes recommendations to the Board as to the engagement of independent accountants; and reviews the letter of engagement and statement of fees relating to the scope of the annual audit and special audit work which may be recommended or required by the independent accountants.

         The Nominating Committee, currently composed of William S. Daugherty and Charles L. Cotterell, held one meeting during fiscal 1998. The functions performed by the Nominating Committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board, and considering qualifications requisite for continuing Board service. The Nominating Committee will consider candidates recommended by a shareholder of the Company. Any such recommendation for the 2000 Annual General Meeting of Shareholders should be provided to the Corporate Secretary of the Company by March 2, 2000.

         During the fiscal year ended December 31, 1998, each director attended all meetings of the Company's Board of Directors and the respective Committees on which he served.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Company does not have a Compensation Committee or other Board committee performing an equivalent function. In establishing compensa tion levels, the Board of Directors has endeavored to ensure the compensation programs for the Company's executive officers were effective in attracting and retaining key executives responsible for the success of the Company and were administered in an appropriate fashion in the long-term best interests of the Company and its shareholders. In that regard, the Board of Directors sought to align total compensation for the Company's executive officers with the performance of the Company and the individual performance of each executive officer in assisting the Company in accomplishing its goals.

         Unless otherwise indicated, all references to dollars throughout this Proxy Statement shall mean United States dollars.

         All actions of the Board with respect to Mr. Daugherty's compensation are taken without his involvement. Mr. Daugherty and Charles L. Cotterell, one of the directors of the Company, participated in deliberations concerning other officer and key employee base compensation, while bonuses and incentive stock options are authorized by the action of the entire Board of Directors.

         BASE SALARY. The Board's policy with respect to 1998 base salaries for executive officers was generally to keep them at appropriate levels in light of what was customary in the industry. Mr. Daugherty's base compensation has not been increased since September 1993. In 1996, Mr. Daugherty's annual salary was reduced to $75,000.

         STOCK OPTIONS. The Board of Directors believes that to achieve the Company's long-term growth objectives and to align management and its shareholders' interests, it is in the best interest of the Company from time to time to grant stock options to key members of its management and staff. Consequently, on March 7, 1997, the Board of Directors adopted, subject to the approval of the shareholders of the Company, a Stock Option Plan under Section 422 of the Internal Revenue Code of 1986, as amended. The Stock Option Plan is administered by a Committee appointed by the Board of Directors, the members of which are to be "Non-Employee Directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Committee are James K. Klyman and Charles L. Cotterell. The Stock Option Plan provides that 600,000 shares of the Common Stock are to be the subject of stock options, 400,000 of which are reserved for Mr. Daugherty, and the remaining 200,000 reserved for other employees of the Company as may be determined by the Committee.

VOTE REQUIRED

         The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF WILLIAM S. DAUGHERTY, JAMES K. KLYMAN AND CHARLES L. COTTERELL AS DIRECTORS OF THE COMPANY.

       ITEM 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to shareholder ratification, the Board of Directors has appointed Kraft, Rothman, Berger, Grill, Schwartz & Cohen, a Toronto, Ontario based accounting firm, as the Company's independent public accountants for the fiscal year ending December 31, 1999. Kraft, Rothman, Berger, Grill, Schwartz & Cohen has served as the Company's independent public accountant since 1992. Representatives of Kraft, Rothman, Berger, Grill, Schwartz & Cohen are not expected to be present at the Meeting.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the ratification of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as the Company's independent public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KRAFT, ROTHMAN, BERGER, GRILL, SCHWARTZ & COHEN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

             ITEM 4: RATIFICATION OF AGREEMENT FOR PURCHASE AND SALE

PRELIMINARY AGREEMENT

         On November 3, 1997, management of the Company and Environmental Energy, Inc. ("EEI") executed an Agreement for the Acquisition of Certain Oil and Gas Interests (the "Preliminary Agreement") by which the Company manifested its intent to purchase certain oil and gas interests and related assets owned by EEI and its affiliates. At the time the Preliminary Agreement was executed, the final terms of the proposed asset transaction, including the identification of specific oil and gas interests, the valuation of such interests, and the terms of purchase, had yet to be negotiated by the parties.

         As consideration for the transfer of the assets to the Company pursuant to the Preliminary Agreement, management proposed to issue a combination of warrants for the purchase of shares of the Common Stock and shares of the Company's Preferred Stock to EEI.

         In anticipation of consummating the transaction contemplated under the Preliminary Agreement, management proposed, and the shareholders approved, an amendment to the Company's Memorandum and Articles to expand the Company's equity structure. The amendment was formally approved at the 1998 Annual General Meeting of Shareholders and created a class of 6,000,000 shares of Preferred Stock (subsequently reduced to 1,200,000 shares pursuant to a one share for five share capital consolidation).

AGREEMENT FOR PURCHASE AND SALE

         On January 26, 1999, Daugherty Petroleum, Inc., as purchaser, and the Company, as accommodation party, entered into that certain Agreement for Purchase and Sale with EEI, Environmental Energy Partners I, Ltd., Environmental Energy Partners II, Ltd., Environmental Operating Partners, Ltd., Environmental Processing Partners, Ltd., Environmental Holding Company, LLC, and Environmental Operating, Inc. (collectively, the "Sellers") to effect the transaction originally contemplated by the Preliminary Agreement. A copy of the Agreement for Purchase and Sale has been filed as an exhibit to a Form 8-K filed by the Company on May 25, 1999 with respect to the transaction.

         Under the terms and conditions of the Agreement for Purchase and Sale, Daugherty Petroleum, Inc. will acquire a significant number of producing and non-producing oil and gas leaseholds, including related equipment and other interests, located in Kentucky, Tennessee and Louisiana. The transaction will be accounted for as a purchase transaction.

         As consideration for the sale of the assets pursuant to the Agreement for Purchase and Sale, the Company will issue to the Sellers the following securities:

         1,024,924 SHARES OF LIMITED SERIES NON-CUMULATIVE, NON-VOTING PREFERRED STOCK. In addition to being non-voting and having other general characteristics to be established by the Board of Directors, the Preferred Stock will be:

         - Convertible by the Sellers into shares of the Common Stock, on a share for share basis, at any time within a period of two years from the date of issuance. Upon the expiration of the two year period, all unconverted shares of the Preferred Stock will automatically convert into shares of the Common Stock. In addition, the Sellers will receive a conversion bonus of shares of the Common Stock equal to 12 percent of the number of shares of the Preferred Stock unconverted on the second anniversary date; or

         - Convertible by the Company if the last sales price of the Common Stock equals or exceeds $10.00 for at least 20 trading days and proper notice of conversion is provided to the holder. In the event the Company elects to convert, the Sellers will receive a conversion bonus of shares of the Common Stock equal to one half of one percent per month of the number of shares of the Preferred Stock which were converted, times the number of months from issuance of the Preferred Stock to the date of conversion.

         The Sellers will not have any preemptive rights to acquire additional shares of the Preferred Stock or the Common Stock upon conversion.

         170,821 UNITS OF ACQUISITION WARRANTS. Each single Unit of Acquisition Warrants consists of the following number and types of warrants to acquire shares of the Common Stock within a period of five years from the date of issuance of the warrant:

         - Two Series A Acquisition Warrants entitling the holder to purchase one share of the Common Stock at a price of $1.75 per share;

         - One Series B Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $2.00 per share;

         - One Series C Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $2.50 per share;

         - One Series D Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $3.00 per share;

         - One Series E Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $3.50 per share;

         - One Series F Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $4.00 per share; and

         - One Series G Acquisition Warrant entitling the holder to purchase one share of the Common Stock at a price of $4.50 per share.

         The exercise price of each of the Acquisition Warrants will automatically be reduced to $1.00 per share during any period the Company's Common Stock becomes and remains delisted from the Nasdaq SmallCap Market.

         The Company can redeem each series of Acquisition Warrants, as an entire series, at a price of $0.05 per Acquisition Warrant if the last sales price of the Common Stock equals or exceeds 200 percent of the exercise price of the series of Acquisition Warrants being redeemed for 20 consecutive trading days and proper notice of redemption is provided to the holder. The Company is not required to establish a sinking fund for the redemption of the shares.

         All shares of the Common Stock acquired by the Sellers pursuant to the conversion of the Preferred Stock or the Acquisition Warrants will be subject to the terms of a voting trust until such time as the shares are distributed to the various interest holders of the Sellers. A panel of trustees will be appointed by the Sellers to hold title to the shares of the Common Stock and shall have discretionary authority to vote the same as a majority of the trustees shall determine. The voting trust shall terminate upon the earlier of distribution or ten years from the date of its creation.

         While the Company is under no obligation to register the Preferred Stock or any shares of the Common Stock which may be issued upon the conversion of the Preferred Stock or the exercise of an Acquisition Warrant, in the event the Company files a registration statement during the period when the securities are restricted, the securities will have certain "piggyback" rights to participate in the registration.

         DILUTIVE EFFECT. The issuance of the Preferred Stock and the Acquisition Warrants will have a dilutive effect on the present owners of the Common Stock. Upon full conversion of the Preferred Stock, the Sellers will own at least 1,024,924 shares of the Common Stock. The holders of the Preferred Stock will also receive an additional number of shares at the time of conversion as a bonus depending on the timing and manner of conversion. Excluding the conversion bonus shares of the Common Stock, but including the shares underlying the Acquisition Warrants, the Sellers will own approximately 16.8 percent of the voting stock of the Company, calculated on a current fully diluted basis, immediately following conversion of the Preferred Stock. Assuming that the Sellers also fully exercise their rights to purchase shares of the Common Stock under the Acquisition Warrants, the Sellers' ownership percentage of the Common Stock could rise to approximately 39.4 percent based on a current fully diluted calculation.

         FINANCIAL INFORMATION. The Company employed the independent public accounting firm of Hall, Kistler & Company, LLP to prepare an audited report regarding the combined statement of revenues and direct operating expenses for the oil and gas interests to be acquired by the Company pursuant to the Agreement for Purchase and Sale. The report covers the fiscal period ended December 31, 1998 and is attached hereto as Exhibit A. In addition, the Company has prepared pro forma financial information, consisting of a pro forma consolidated balance sheet and consolidated statements of operation, taking into account the effects of the Agreement for Purchase and Sale on the financial condition of the Company. A copy of the Pro Forma Consolidated Financial Statements (Unaudited) are attached hereto as Exhibit B.

         FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION; ACCOUNTING TREATMENT. For U.S. federal income tax purposes, the transaction will be treated as a taxable asset acquisition by Daugherty Petroleum, Inc., the Company's wholly-owned U.S. subsidiary, using the stock of its parent as consideration for the assets to be acquired. Daugherty Petroleum, Inc. will be treated as acquiring the stock of the Company immediately before the purchase either as a contribution to capital or in a IRC sec.351 exchange. Therefore, Daugherty Petroleum, Inc. will take a carryover basis in the Company's stock, which is deemed to be zero. When Daugherty Petroleum, Inc. transfers (or is treated as transferring) the parent stock in exchange for the assets, there is some risk that Daugherty Petroleum will recognize gain on the transfer in an amount equal to the value of the assets to be acquired. This is due to the fact that the provisions of IRC sec.1032, which extend non-recognition treatment to corporations on the sale of their own stock, will not specifically apply to subsidiaries in the transfer of the stock of a parent until the finalization of Proposed Treasury Regulation secs .1.1032-3. Nevertheless, any gain attributable to the Company as a result of the acquisition will likely be offset by operating loss carryforwards and, as such, will have no economic impact on the Company or Daugherty Petroleum, Inc.

         The Company is not aware of any additional federal or state regulatory requirements that must be complied with or any approvals that must be obtained from any governmental agencies as a condition precedent to the transaction.

         PURPOSE FOR TRANSACTION. The assets to be acquired by Daugherty Petroleum, Inc. pursuant to the Agreement for Purchase and Sale will enhance the Company's current portfolio of proved oil and gas producing wells and serve to bolster its inventory of properties held for future development. Management believes that the decision to enter into the Agreement for Purchase and Sale is consistent with the Company's strategy of balancing developmental drilling efforts with strategic acquisitions of proved properties. In addition, management believes that the amount of consideration to be provided to the Sellers in connection with the acquisition is reasonable and represents a fair value for such interests.

         The acquisition also allows the Company to expand its production base to other oil and gas basins. The Louisiana properties allow the Company to establish a production base while learning the intricacies of producing in other areas. This new knowledge will better equip management in evaluating other opportunities in this areas.

VOTE REQUIRED

         Rule 4310 of the Marketplace Rules of The Nasdaq Stock Market requires the Company to obtain shareholder approval of a transaction involving the issuance of securities in connection with the acquisition of assets of another company when, as in this case, where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, the common stock has or will have upon issuance voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock. Based on the requirements of Rule 4310, an affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the Agreement for Purchase and Sale.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AGREEMENT FOR PURCHASE AND SALE.

      ITEM 5: DESIGNATION OF CERTAIN CHARACTERISTICS OF THE PREFERRED STOCK

         Upon shareholder approval of the Agreement for Purchase and Sale, the shareholders will be asked to approve resolutions authorizing an amendment to the Memorandum and Articles of the Company (the "Designation Amendment") that will modify the existing designation of the Preferred Stock to be consistent with the rights, powers, preferences and other characteristics of the Preferred Stock described in the Agreement of Purchase and Sale and to be issued in connection with that transaction. A copy of the resolutions authorizing the Designation Amendment is attached hereto as Exhibit C. The following description of the Designation Amendment is qualified by reference to the full text of the resolutions authorizing the Designation Amendment.

         TERMS OF THE DESIGNATION AMENDMENT. The Designation Amendment will serve to modify Part 23.1(b) of the Memorandum and Articles of the Company by changing the triggering event that will permit the Company to initiate a conversion of shares of the Preferred Stock into shares of the Common Stock. The existing Memorandum and Articles permits the Company to effect a conversion of the Preferred Stock, within two years of the date of issue, "if the last sales price per share of common shares, as noted on the Company's principal trading exchange, equals or exceeds US$2.00 per share for at least 20 consecutive days" and "proper notice of conversion is given to the Company [sic] by the holder [sic] no sooner than one day after, and no later than ten days after the expiration of the referenced 20 consecutive trading day period." The Designation Amendment will:

         - Increase the last sales price per share of the Common Stock required to initiate conversion from $2.00 to $10.00; and

         - Correct the references to the party delivering and accepting notice of such conversion by the Company (i.e. change "Company" to "holder" and "holder" to "Company.")

         REASONS FOR AND EFFECT OF THE DESIGNATION AMENDMENT. The changes contained in the Designation Amendment will be made in order to establish the rights and characteristics of the Preferred Stock as set forth in the Agreement for Purchase and Sale. The principal effect of the Designation Amendment will be to set a higher trading price for the Common Stock and, thus, a higher threshold to be met in order to trigger the Company's right to effect a conversion of the shares of Preferred Stock into shares of the Common Stock.

VOTE REQUIRED

         The affirmative vote of three-quarters of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the resolutions authorizing the Designation Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE RESOLUTIONS AUTHORIZING THE DESIGNATION AMENDMENT.

                ITEM 6: APPROVAL OF 10% CONVERTIBLE SECURED NOTES

THE OFFERING

         Management is also seeking shareholder approval for the proposed issuance of the Company's 10% Convertible Secured Notes ("Convertible Notes"). The Convertible Notes will be offered to a limited number of investors in a private placement conducted in reliance on Regulation D of the Securities Act of 1933, as amended.

         The proceeds from the offering of the Convertible Notes will allow the Company to increase natural gas reserves and revenues by providing capital to be used for the explicit purpose of drilling proven locations and acquiring proved producing properties. The maximum aggregate principal amount of the Convertible Notes that the Company proposes to issue is limited to $3,500,000. The first $1,000,000 of the net proceeds from the offering of the Convertible Notes will be used to finance the Company's share of drilling and completion costs for natural gas drilling operations in the Appalachian Basin. Net proceeds in excess of the first $1,000,000 may be applied to finance all or part of the proposed acquisition of a percentage working interest in producing oil and gas properties located in Knott County, Kentucky. Any additional net proceeds will be added to working capital for future drilling, recovery or acquisition programs.

         The Convertible Notes will have the following characteristics:

         - The Convertible Notes will be issued at 100 percent of their respective principal amounts;

         - Interest on the Convertible Notes will accrue at a rate of 10 percent per annum from the date of issuance until maturity;

         - Interest payments will be due and payable semi-annually until maturity;

         - The Convertible Notes will be convertible at the option of the holder at any time, unless previously redeemed, into the Common Stock at a conversion rate to be established at 125 percent of the average between the high and low bid prices of the Common Stock on the Nasdaq Small Cap Market for the each of the 10 trading days immediately preceding the closing, subject to adjustment in certain events;

         - Each holder of a Convertible Note will have a right to require the Company to redeem the security 18 months after the closing at a price equal to 100 percent of the principal amount of the Convertible Note, plus accrued interest, each payable in cash, plus a premium equal to 25 percent of the principal amount of the Convertible Note, payable in shares of the Common Stock, determined by dividing that amount by the prevailing market price of the Common Stock;

         - The Company may redeem the Convertible Notes at any time following 18 months after the closing at a price equal to 100 percent of their principal amount, plus accrued interest, payable in cash;

         - The Convertible Notes will be guaranteed by Daugherty Petroleum, Inc., the Company's wholly-owned U.S. subsidiary ("DPI"), which will collateralize the guarantee by granting a security interest in DPI's mining interests, however, DPI may provide substitute collateral in the form of specified oil and gas interests upon the occurrence of certain events; and

         - Within 120 days after the closing, the Company will file a registration statement with the Securities and Exchange Commission (the "Commission") to register the resale of the shares of the Common Stock underlying the Convertible Notes.

         No sinking fund is required to be established by the Company for the redemption of the Convertible Notes.

         The closing of the offering will be conditioned upon the receipt and acceptance of subscriptions for a minimum principal amount of $750,000 in Convertible Notes on or before the termination date, as defined in the offering materials, or such extension date. All subscription funds received prior to the closing will be deposited in escrow and will only be released to the Company upon the receipt of subscriptions aggregating at least $750,000.

         POTENTIAL DILUTION. The issuance of the Convertible Notes may have a dilutive effect on the present owners of the Common Stock. If the holders of the Convertible Notes elect to convert or require redemption of the Convertible Notes into shares of the Common Stock, or the Company elects to redeem the Convertible Notes on its own account, the number of shares of the Common Stock issued will cause a dilution of interest of the present shareholders of the Company. The extent of such potential dilution cannot be reasonably calculated at this time and will depend on several factors, including, but not limited to, the total principal amount of Convertible Notes issued by the Company, interest accrual and market prices for the Common Stock at the time of conversion or redemption.

VOTE REQUIRED

         Rule 4310 of the Marketplace Rules of The Nasdaq Stock Market requires the Company to obtain shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale or issuance by the Company of the Common Stock (or securities convertible into or exercisable into the Common Stock) equal to 20 percent or more of the Common Stock or 20 percent or more of the voting power outstanding before issuance for less than the greater of book or market value of the stock. Based on the requirements of Rule 4310, an affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the transaction involving the issuance of the Convertible Notes.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF THE CONVERTIBLE NOTES.

         ITEM 7: AUTHORIZATION OF ADDITIONAL SHARES OF THE CAPITAL STOCK

         The shareholders will be asked to approve resolutions authorizing an amendment to the Memorandum and Articles of the Company (the "Capital Stock Amendment") that will increase the authorized capital stock of the Company. A copy of the resolutions authorizing the Capital Stock Amendment is attached hereto as Exhibit D. The following description of the Capital Stock Amendment is qualified by reference to the full text of the resolutions authorizing the Capital Stock Amendment.

         EFFECT OF THE CAPITAL STOCK AMENDMENT. The primary effect of the Capital Stock Amendment would be to expand the Company's present equity structure. The Capital Stock Amendment would increase the number of authorized shares of the Common Stock from 10,000,000 to 100,000,000 shares and increase the number of authorized shares of the Preferred Stock from 1,200,000 to 5,000,000. The additional authorized shares of the Common Stock and the Preferred Stock would be of the same respective classes and possess the same respective rights as those shares presently authorized. The Capital Stock Amendment would not alter or modify any preemptive right of holders of the Common Stock or the Preferred Stock to acquire additional shares of the Company, which is denied.

         REASONS FOR THE CAPITAL STOCK AMENDMENT. Management believes that the authorization of additional shares of the Common Stock and the Preferred Stock will serve the best interests of the Company. First, by increasing the number of securities available for issuance, the Company has the opportunity to raise additional capital through selected equity financings. Second, the Company can explore more flexible approaches to equity financing by packaging shares of the Common Stock and the Preferred Stock in offerings for investors. Third, the authorization of additional equity securities provides the Company greater latitude when engaging in commercial transactions by offering alternatives method of payment. For example, while there are already a sufficient number of authorized shares of the Common Stock and Preferred Stock to engage in the Agreement for Purchase and Sale, the Capital Stock Amendment will enable the Company to engage in future acquisitions by issuing securities, as opposed to making monetary payment, in consideration for the assets or stock of the targets. This approach would permit the Company to conserve working capital for use in developing the acquired properties or in the general operations of the Company.

         POTENTIAL DILUTION. Existing shareholders of the Company may not be eligible to participate in any potential future offering of shares of the Common Stock or the Preferred Stock authorized by the Capital Stock Amendment. In the event shares of the Common Stock are issued, and existing shareholders are not able or eligible to purchase a sufficient number of shares to maintain their ownership percentage of the Company, such sharehold ers will be diluted. Similarly, in the event authorized shares of the Preferred Stock with rights of conversion into shares of the Common Stock are issued, the equity ownership of existing shareholders of the Common Stock will be diluted upon conversion of the Preferred Stock into the Common Stock. The extent of such potential dilution cannot be reasonably anticipated at this time.

VOTE REQUIRED

         The affirmative vote of at least two-thirds of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the Capital Stock Amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE RESOLUTIONS AUTHORIZING THE CAPITAL STOCK AMENDMENT.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below are the directors and executive officers of the Company, together with their ages as of the date of this Proxy Statement. Each director is elected for a one year term and serves until his successor is elected and qualified.






               NAME                    Age                     Position                    Director/Officer Since
               ----                    ---                     --------                    ----------------------
William S. Daugherty                   44       Chairman of the Board, President
                                                and Chief Executive Officer                    September 1993
James K. Klyman                        44       Director                                          May 1992
Charles L. Cotterell                   74       Director                                         June 1994
D. Michael Wallen                      44       Vice President and Secretary                    January 1997

          A description of the business experience during the past several years for each of the directors and executive officers of the Company.

         William S. Daugherty, age 44, has served as a Director, President and Chief Operating Officer of the Company since September 1993. Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of the Company. Mr. Daugherty is past president of the Kentucky Oil and Gas Association and the Kentucky Independent Petroleum Producers Association, and also serves as the Governor's Official Representative to the Interstate Oil and Gas Compact Commission. Mr. Daugherty holds a B.S. Degree from Berea College, Berea, Kentucky.

          James K. Klyman, age 44, has been a director since May 1992. For the past seven years, Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

          Charles L. Cotterell, age 74, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co., Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Equipment Co., Ltd., and the past President of Smith Press Automation Co., Ltd.

          D. Michael Wallen, age 44, joined Daugherty Petroleum, Inc. in March 1995 as Vice President of Engineering and was elected a Vice President of the Company in March 1997. Before joining the Company, Mr. Wallen served as the Director of the Kentucky Division of Oil and Gas for six years. Prior to serving as Director of the Kentucky Division of Oil and Gas, he worked as well drilling and completion specialist and as a gas production engineer in the Appalachian Basin for various operating companies. Mr. Wallen holds a B.S. Degree from Morehead State University, Morehead, Kentucky.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Commission and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Directors, officers and greater than 10 percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. All such persons have filed all required reports for the fiscal year ended December 31, 1998.

EXECUTIVE COMPENSATION

         The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 1998, 1997 and 1996 for services in all capacities rendered to the Company by William
S. Daugherty, the Chief Executive Officer of the Company. There was no other person serving as an executive officer of the Company at December 31, 1998, whose total annual salary and bonus exceeded $100,000. All of the unissued shares of the Common Stock described below and their per share values reflect the consolidation of the capital stock of the Company on a one share for five shares basis effective June 29, 1998.



                                            SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION
                                                      ---------------------       LONG-TERM COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR         SALARY         BONUS ($)           OPTIONS #
---------------------------             ----         ------         ---------           ---------

William S. Daugherty                    1998          $75,000          $12,500 (1)         -0-
Chairman and President                  1997           75,000           12,500 (2)       400,000 (3)
                                        1996           86,538              -0-            40,000 (4)

---------------
(1)  The bonus was in the form of 12,500 shares of the Common Stock valued at $1.00 per share.
(2)  The bonus was in the form of 25,000 shares of the Common Stock valued at $0.50 per share.
     The shares represent bonuses approved by the Board of Directors on June 25, 1997. The shares were issued June 27, 1997.
(3)  These options were approved on March 7, 1997 by the Board of Directors pursuant to the Alaska Apollo Resources Inc. 1997 Stock Option Plan, and
     are exercisable at $1.546875 per share after giving effect to the one for five consolidation of Common Shares that was effective June 29, 1998. The options vest over a five year period with 71,111 vesting during 1997 through 2001 and 44,445 vesting in 2002. The options expire on March 6,
     2002. Vesting is subject to Mr. Daugherty's continued employment.
(4)  These options were approved on June 28, 1996 by the Board of Directors and are exercisable at $5.00 per share after giving effect to the one for five consolidation of Common Shares that was effective June 29, 1998. The options vest over a four year period and expire five years from the date of vesting. Vesting is subject to Mr. Daugherty's continued employment.

         While the officers of the Company receive benefits in the form of certain perquisites, the individual identified in the foregoing table has not received perquisites which exceed in value the lesser of $50,000 or 10 percent of such officer's salary and bonus.

STOCK OPTIONS

         No stock options were granted by the Company during 1998. The following table shows the number of shares of the Common Stock underlying all exercisable and non-exercisable stock options held by William S.
Daugherty as of December 31, 1998.

                                                                        AGGREGATED FISCAL YEAR-END OPTION VALUES
                                    NUMBER OF UNEXERCISED                   VALUE OF UNEXERCISED IN-THE-MONEY
                                   OPTIONS AT FISCAL YEAR-END (#)               OPTIONS AT FISCAL YEAR-END ($)
                                  -------------------------------       -----------------------------------------
         NAME                       EXERCISABLE/UNEXERCISABLE                   EXERCISABLE/UNEXERCISABLE
      ---------                   -------------------------------        ----------------------------------------
William S. Daugherty                       252,222/267,778                                    -0-

-------------------
(1)  The closing market price for the shares of Common Stock at December 31, 1998 was $0.50.  None of the options granted to Mr. Daugherty were in-the-money as of the end of the fiscal year 1998.

         The following is a summary of options which have been granted by the Company to William S. Daugherty during the course of his employment. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock which was effective June 29, 1998.

         Mr. Daugherty received options to purchase 40,000 shares of the Common Stock in 1994 exercisable at $9.50 per share in increments of 10,000 shares each on December 10, 1994, 1995, 1996, and 1997. These options expired December 10, 1998. In February 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on February 27, 1995, 1996, 1997 and 1998. Additionally, on December 27, 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on December 27, 1995, 1996, 1997 and 1998. All options authorized in favor of Mr. Daugherty in 1995 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. As detailed above, on June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Daugherty covering 40,000 shares of the Common Stock. On March 7, 1997, pursuant to an Incentive Stock Option Agreement between the Company and Mr. Daugherty, the Administrative Committee of the Alaska Apollo

Resources Inc. 1997 Stock Option Plan granted Mr. Daugherty options to purchase 400,000 shares of the Common Stock exercisable at $1.546875 per share. Options for 71,111 shares vested on March 7, 1997, with 71,111 shares vesting on January 1, 1998, 1999, 2000, and 2001, and the remaining 44,445 shares vesting on January 1, 2002. These options are contingent upon Mr. Daugherty's employment with the Company on the vesting dates. They expire on March 7, 2002.

COMPENSATION OF DIRECTORS

         The Company compensates its non-employee directors for their services to the Company in the form of shares of the Common Stock registered pursuant to Form S-8 promulgated by the Commission. The Company also reimburses its directors for expenses incurred in attending board meetings. The Company paid the non-employee directors the following amounts during fiscal year 1998:
Charles L. Cotterell and James K. Klyman each received 2,000 shares of the Common Stock valued at $1.00 per share.

                                     AGGREGATED FISCAL YEAR-END                    OPTION VALUES
                                    NUMBER OF UNEXERCISED                VALUE OF UNEXERCISED IN-THE-MONEY
                                   OPTIONS AT FISCAL YEAR-END (#)         OPTIONS AT FISCAL YEAR-END ($)
                                  -------------------------------      -----------------------------------
         NAME                         EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE (1)
     -----------                  -------------------------------      -----------------------------------
James K. Klyman                             6,000/0                                        -0-
Charles L. Cotterell                        6,000/0                                        -0-

------------------
(1)  The market price for the shares of the Common Stock at December 31, 1998 was below the option price for each share of the Common Stock.

         The following is a summary of options which have been granted by the Company to the non-employee directors during the course of their respective tenures. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock which was effective June 29, 1998.

         In 1993, Mr. Klyman was granted options to purchase 2,000 shares of the Common Stock exercisable at $9.50 per share that expired December 10, 1998. On June 15, 1994, the Board of Directors approved the reduction of the exercise price of these options to $5.00. On June 15, 1994, Mr. Cotterell was granted an option to purchase 2,000 shares of the Common Stock in 1994 exercisable at $5.00 per share that expired December 10, 1998. On February 27, 1995, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring February 27, 2000. On June 28, 1996, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring June 28, 2001. On June 25, 1997, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common stock each exercisable at $3.25 per share and expiring June 24, 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

         As of March 31, 1999, the aggregate indebtedness to the Company, and to any other person which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company, of all present and former directors, officers and employees of the Company was $158,603.

                                                                 LARGEST AMOUNT
       NAME AND                INVOLVEMENT OF               OUTSTANDING DURING               AMOUNT OUTSTANDING
  PRINCIPAL POSITION        ISSUER OR SUBSIDIARY        LAST COMPLETED FISCAL YEAR          AS OF MARCH 31, 1999
  ------------------        --------------------        --------------------------          --------------------

William S. Daugherty (1)               Lender                         $33,500                          $59,750
President and Chief
Executive Officer

---------------------

(1) The indebtedness of Mr. Daugherty consists primarily of two promissory notes in the principal amount of $26,250 and $21, 600 date January 1, 1999 and January 1, 1998 bearing interest at the rate of six percent per annum. The notes are secured by Mr. Daugherty's interest in oil and gas partnerships sponsored by the Company's subsidiary, Daugherty Petroleum. Inc.

INDEBTEDNESS OF THE COMPANY TO A SHAREHOLDER

         Niagara Oil, Inc., a subsidiary of Daugherty Petroleum, Inc., is indebted to Jayhead Investments Limited., an affiliate of Alaska Investments Limited. The remaining balance of the indebtedness is $64,779.00 and bears interest at a rate of 10 percent beginning April 1, 1995. Payment terms are based on quarterly payments of interest only with the total principal and interest, if any, due in full June 1, 1999. This indebtedness is secured by the assets of Niagara Oil, Inc., as well as the corporate guarantee of Daugherty Petroleum, Inc.

         On October 30, 1995, Trio Growth Trust, an Ontario trust, loaned the Company's subsidiary, Daugherty Petroleum, Inc., the sum of $130,000. The indebtedness bears interest at the rate of 10 percent per annum and is due and payable in full on June 30, 2001. On February 6, 1996, Trio Growth Trust loaned Daugherty Petroleum, Inc. an additional $320,000 bearing interest at the rate of 10 percent per annum and is due and payable in full on June 30, 2001. The loans were in conjunction with the acquisition by Daugherty Petroleum, Inc. of Red River Hardwoods, Inc. and are secured by certain inventory and accounts receivable of Red River Hardwoods, Inc.

FINANCING COMMITMENTS

         On January 6, 1997, Trio Growth Trust agreed to act as the underwriter in a private placement of up to $1,000,000 for the Company's wholly-owned subsidiary, Red River Hardwoods, Inc. In consideration for such underwriting, the Company agreed to issue to Trio Growth Trust immediately exercisable warrants for the purchase of 300,000 shares of the Common Stock, such warrants having an exercise price of $0.625 per share (after adjustment for the one for five consolidation effective June 29, 1998) pursuant to a Warrant Agreement dated March 7, 1997 between the Company and Trio Growth Trust. As a result of the underwriting agreement, and its ownership of other warrants for the purchase of 100,000 shares of the Common Stock, Trio Growth Trust is the beneficial owner of 15.5 percent of the Common Stock of the Company. In addition to the underwriting commit ment of Trio Growth Trust, Exergon Capital S.A. agreed to participate in the underwriting of Red River Hard woods, Inc., and in consideration thereof received immediately exercisable warrants for the purchase of 100,000 shares of the Common Stock, such warrants having an exercise price of $0.625 per share (after adjustment for the one for five consolidation effective June 29, 1998), pursuant to a Warrant Agreement dated March 7, 1997 between the Company and Exergon Capital S.A. Due to the Warrant Agreement and its ownership of 100,000 shares of the Common Stock, Exergon Capital S.A. is the beneficial owner of 8.8 percent of the Common Stock of the Company.

                             PRINCIPAL SHAREHOLDERS

         The following table indicates the number of shares of the Common Stock owned beneficially as of March 31, 1999 by (i) each person known to the Company to beneficially own more than five percent of the outstanding shares of the Common Stock, (ii) each director, (iii) the officers of the Company, and (iv) all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and sole investment power with respect to the shares of the Common Stock which are deemed beneficially owned by such person or entity.

                                                                                        SHARES OWNED       PERCENT
               TITLE OF CLASS                   BENEFICIAL OWNER                        BENEFICIALLY       OF CLASS
               --------------                   ----------------                        ------------       --------

Common Stock                         William S. Daugherty                                624,633 (1)          24.7
                                       121 Prosperous Place, Suite 201
                                       Lexington, Kentucky 40509

                                     Trio Growth Trust                                   400,000 (2)          15.5
                                       18 York Valley Crescent
                                       Willowdale, Ontario M2P 1A7

                                     GraceChurch Securities Ltd.                         160,600               7.4
                                       21 Abbotsbury House, Abbotsbury Road
                                       London W14 8EN, England

                                     Alaska Investments Limited                          202,669               9.3
                                       Ospery House, 5 Old Street
                                       St. Helier, Jersey, Channel Islands, U.K.

                                     Exergon Capital S.A.                                200,000 (3)           8.8
                                       Dufourstrasse 101
                                       Zurich 8008, Switzerland

                                     Charles L. Cotterell                                 19,540 (4)            *
                                       121 Prosperous Place, Suite 201
                                       Lexington, Kentucky 40509

                                     James K. Klyman                                       6,000 (5)            *
                                       121 Prosperous Place, Suite 201
                                       Lexington, Kentucky 40509
                                                                                         440,000 (6)          17.0
                                     Environmental Energy, Inc.
                                       8001 Irvine Center Drive
                                       Suite 1040
                                       Irvine, California 92618
                                                                                         650,173 (7)          27.8
                                     Directors and executive officers as a group
                                                (3 persons)

---------------------
* Represents ownership of less than one percent.
(1)  Includes 277,500 shares of the Common Stock, warrants to purchase 23,800 shares of the Common Stock and options to acquire 323,333 shares of the Common Stock which are currently exercisable.
(2)  Consists of warrants to purchase 400,000 shares of the Common Stock which are currently exercisable.
(3)  Includes 100,000 shares of the Common Stock and warrants to purchase 100,000 shares of the Common Stock which are currently exercisable.
(4)  Includes 13,540 shares of the Common stock and options to purchase 6,000 shares of the Common Stock which are currently exercisable.
(5)  Consists of options to purchase 6,000 shares of the Common Stock which are currently exercisable.
(6)  Includes 40,000 shares of the Common Stock and options to purchase 400,000 shares of the Common Stock which are currently exercisable.
(7)  Includes 291,040 shares of the Common Stock, options to purchase 335,333 shares of the Common Stock which are currently exercisable, and warrants to purchase 23,800 shares of the Common Stock which are currently exercisable.


                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be presented at the Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

                                OTHER INFORMATION

         A copy of the exhibits to this Proxy Statement submitted to the Commission is available to each shareholder of record, at the cost of duplication, upon receipt of a written request addressed to the Company at 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509. The Company will also make these materials available at the same cost to "beneficial owners" of such securities upon receipt of a similar written request, containing a representation that, as of May 21, 1999, such person was a beneficial owner of shares of the Common Stock.

         All information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received by the Company from such directors and officers.

      SHAREHOLDER PROPOSALS FOR 2000 ANNUAL GENERAL MEETING OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the 2000 Annual General Meeting of Shareholders must be received by the Company by March 2, 2000 to be considered for inclusion in the proxy statement and form of proxy relating to the 2000 meeting.

                           APPROVAL OF PROXY STATEMENT

         This Proxy Statement and the enclosed form of proxy, and the sending thereof to the shareholders of the Company, have been approved by the Board of Directors of the Company.

                                          By Order of the Board of Directors,

                                          /s/ William S. Daugherty

                                          William S. Daugherty,
                                          Chairman of the Board and President

May 25, 1999

                            DAUGHERTY RESOURCES, INC.
                         120 Prosperous Place, Suite 201
                            Lexington, Kentucky 40509

                                      PROXY

         THIS PROXY IS SOLICITED BY THE MANAGEMENT OF DAUGHERTY RESOURCES, INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 30, 1999.

         The undersigned hereby appoints William S. Daugherty, the Chairman of the Board and President of the Company, or failing him, James K. Klyman, a director of the Company, or instead of either of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 30, 1999 at 10:00 a.m., Vancouver, British Columbia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.       Fixing the Number of Directors.

         Vote FOR [ ] AGAINST [ ] the resolution fixing the size of the Board of Directors at three.

2.       Election of Directors.

         The nominees proposed by management are:

         William S. Daugherty
         James K. Klyman
         Charles E. Cotterell

         Vote FOR  [ ]  the election of all nominees listed above
 (EXCEPT THOSE WHOSE NAMES THE UNDERSIGNED HAS DELETED).

         WITHHOLD  [ ]  vote.

3.       Approval of the Agreement for Purchase and Sale.

         Vote FOR [ ] AGAINST [ ] the resolution approving the Agreement for Purchase and Sale by and between the Company and several parties relating to the acquisition of certain oil and gas leaseholds and related property.

4.       Approval of the Amendment to the Articles with respect to the Preferred
         Stock.

         Vote FOR [ ] AGAINST [ ] the resolution approving a special resolution authorizing and approving an amendment to the Memorandum and Articles of the Company that will modify the existing designation of the Preferred Stock.

5.       Approval of the issuance of the Company's 10% Convertible Secured
         Notes.

         Vote FOR [ ] AGAINST [ ] the resolution approving the issuance of the Company's 10% Convertible Secured Notes.

6.       Approval of a special resolution authorizing the Capital Stock
         Amendment.

         Vote FOR [ ] AGAINST [ ] the resolution approving the a special resolution authorizing the Capital Stock Amendment.

7.       Auditors.

         Vote FOR [ ] WITHHOLD [ ] vote on the resolution to appoint Kraft, Rothman, Berger, Grill, Schwartz & Cohen, Chartered Accountants, as auditors of the Company at the remuneration to be fixed by the Board of Directors.

8.       Upon any other matter that properly comes before the Meeting.

[                                                                              ]
[                                                                              ]
              (Please advise the Company of any change of address)

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated ______________________________, 1999.



_______________________________________________________________________________
Signature of Shareholder

_______________________________________________________________________________
Printed Name of Shareholder

A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF PACIFIC CORPORATE TRUST COMPANY, 625 HOWE STREET, SUITE 830, VANCOUVER, BRITISH COLUMBIA V6C 3B8, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

Joint owners should each sign the proxy and where the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.








                         RETURN THIS PROXY IMMEDIATELY.